SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 20, 1998
                Date of Report (Date of earliest event reported)




                              GULFWEST OIL COMPANY
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State or other jurisdiction of incorporation)

          33-13760-LA                               87-0444770
     (Commission File Number)                     (IRS Employer
                                              Identification Number)


              16800 Dallas Parkway, Suite 250, Dallas, Texas 75248
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (972) 250-4440


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     This  current  report  dated March 20,  1998 is being  amended to correct a typographical error in Item 2, paragraph 3, to correctly read "and the balance of $162,675.00 financed ..." All other information in the report remains as previously filed with the Commission in the Company's Current Report on Form 8-K dated March 20, 1998 and is incorporated by reference herein.

ITEM 2.           ACQUISITION OF ASSETS

     On March 20, 1998, GulfWest Oil Company and its wholly owned subsidiaries, WestCo Oil Company, GulfWest Texas Company and GulfWest Permian Company (collectively, the "Company"), completed a series of transactions to acquire working interests in additional oil properties and refinance oil properties previously purchased by the Company.

     The Company purchased substantially all of the working interests in twenty-seven (27) oil wells (the "Acquired Properties") from Pharaoh Oil & Gas, Inc. and Gary O. Bolen, Individually and d/b/a Badger Oil Company (collectively, "Pharaoh"), pursuant to a Purchase and Sale Agreement dated March 1, 1997. The twenty-seven wells are located on approximately 640 acres in Pecos County, Texas and have estimated net proved reserves totaling 610,000 barrels of oil.

     The purchase price of the Acquired Properties was $2,976,000.00. The Company obtained a loan from Chase Bank of Texas, N.A. for $10,237,215.00 which included $7,632,000.00 for refinancing oil properties previously purchased by the Company in October and December 1996 and $2,605,000.00 for payment toward the purchase of the Acquired Properties. The bank note bears interest at the prime rate for the first six months and the prime rate plus one-half percent per annum for the subsequent six months, with principal due on March 20, 1999. Terms of the purchase include $300,000.00 cash, $170,000.00 in workover costs on the properties (subject to certain adjustments) and the balance of $162,675.00 financed by Pharaoh in the form of a note payable with interest at 8% due September 20, 1998.

     The Company has also entered into a purchase and sale agreement with Pharaoh for certain other oil properties (the "Remaining Properties") for a purchase price of $1,450,00.00, to be financed by increasing the aforementioned bank note and seller note $1,000,000.00 and $450,000.00, respectively. The purchase of the Remaining Properties is subject to various conditions such as title curative matters, with closing scheduled no later than May 7, 1998.

     Management of the Company negotiated the purchase price based upon an independent third party engineering report on the properties.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

     It is impracticable to provide the required financial statements at this time. Such statements will be filed under cover of Form 8 no later than June 2, 1998.

(b)  Pro Forma Financial Information

     Pro forma information will also be filed under cover of Form 8 no later than June 2, 1998.



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c)   Exhibits

     2.1 Purchase and Sale Agreement between Pharaoh, as Seller, and WestCo Oil Company, or its assigns, as Purchaser, dated March 1, 1997.

     2.2 Assignment of Purchase and Sale Agreement by and between WestCo Oil Company and GulfWest Permian Company, dated March 20, 1998.

     2.3 Form of Assignment and Bill of Sale by and between Pharaoh as Assignor and GulfWest Permian Company as Assignee, executed March 20, 1998.

     2.4 Term Renewal Note in the amount of $10,237,215.00 payable to the order of Chase Bank of Texas, N.A. and executed by GulfWest Permian Company and GulfWest Texas Company, dated March 20, 1998.

     2.5 Term note in the amount of $612,675.00 payable to the order of Pharaoh Oil and Gas, Inc. and executed by GulfWest Permian Company, dated March 20, 1998.

     2.6 Security Agreement-Pledge of GulfWest Permian stock to Chase Bank of Texas, N.A. by GulfWest Oil Company, dated March 20, 1998.

     2.7 Limited Guaranty Agreement by and between GulfWest Oil Company and Chase Bank of Texas, N.A., executed March 20, 1998.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GULFWEST OIL COMPANY



Date:   April 13, 1998                   By: /s/Jim C. Bigham
                                             Jim C. Bigham
                                             Executive Vice President\Secretary